Lease Agreement

Business and Commercial

This Lease Agreement is made on this 15th day of November, 2002
BETWEEN

VINEYARD PRODUCTIONS, LLC

whose address is

100 JERSEY AVENUE, BOX A-11
NEW BRUNSWICK, NJ 08901

herein designated as the "Landlord,"
AND

XECHEM INTERNATIONAL, INC.

whose address is

100 JERSEY AVENUE
NEW BRUNSWICK, NEW JERSEY 08901

herein designated as the "Tenant."

1. **Premises.** The Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises: approximately 33,022 square feet located in Landlords Building A, suites A340, A180, and A350, and Building B, suites B310, B301, B302, and B304, 100 Jersey Avenue, New Brunswick, New Jersey

2. **Term.** For a term of five (5) years commencing on July 1, 2002 and ending on June 30, 2007

3. **Use.** To be used and occupied only and for no other purpose than
The Tenant shall not, and will not allow others, to occupy or use the leased premises or any part thereof for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

4. **Rent.** The Tenant agrees to pay $ see rider as rent, to be paid as follows: $ per month, due on the day of each month. The first payment of rent and any security deposit is due upon the signing of the Lease by the Tenant. The Tenant must pay a late charge of $ as additional rent for each payment that is more than 10 days late. This late charge is due with the monthly rent payment. The Tenant must also pay a fee of $25.00 as additional rent for any dishonored check.

5. **Repairs and Care.** The Tenant has examined the premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting, decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

6. **Alterations and Improvements.** No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, etc., when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation or injury.

7. **Signs.** The Tenant shall not place nor allow to be placed any signs, upon, in or about the said premises, except as may be consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

8. **Utilities.** The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

9. Compliance with Laws etc. The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of all Governmental or Public Authorities and of all their subdivisions, applicable to and affecting the said premises, their use and occupancy, and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

10. Assignment. The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this Lease, nor sublet or sublease the premises or any part thereof.

11. Liability Insurance. The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises for injuries to any persons, for limits of not less than $ 1,000,000 for property damage, $ 1,000,000 for injuries to one person and $ 1,000,000 for injuries to more than one person, in any one accident or occurrence. The insurance policies shall be with companies authorized to do business in this State and shall be delivered to the Landlord, together with proof of payment, not less than fifteen (15) days prior to the commencement of the term hereof or of the date when the Tenant shall enter in possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

12. Indemnification. The Tenant also agrees to and shall hold harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy or business of the Tenant.

13. Mortgage Priority. This Lease shall not be a lien against the said premises with respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgages shall have preference and be superior and prior in lien to this Lease, irrespective of the date of recording. The Tenant agrees to execute any instruments, without cost, which may be deemed necessary, to further effect the subordination of this Lease to any such mortgages. A refusal by the Tenant to execute such instruments is a violation and shall entitle the Landlord to cancel this Lease.

14. Condemnation Eminent Domain. If any portion of the premises of which the leased premises are a part shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this Lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing. The Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings. All rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises of any portion thereof. The Tenant agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord. The Tenant shall repay the Landlord for such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

15. Fire and Other Casualty. In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises are so substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises are so substantially damaged that the Landlord decides not to rebuild, then the rent shall be paid up to the time of such destruction and thenceforth this Lease shall come to an end. However, the provisions of this clause shall not become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

16. Reimbursement of Landlord. If the Tenant shall fail or refuse to comply with any of the terms and conditions of this Lease, the Landlord may carry out and perform such conditions at the cost and expense of the Tenant, which amounts shall be payable on demand to the Landlord. This remedy shall be in addition to such other remedies as the Landlord may have by reason of the breach by the Tenant of any of the terms and conditions of this Lease.

17. Increase of Insurance Rates. If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, at any time, terminate this Lease, upon giving to the Tenant fifteen (15) days' notice in writing of the Landlord's intention so to do. Upon the giving of such notice, this Lease shall terminate.

If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased.

18. Inspection and Repair. The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

19. Right to Exhibit. The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after 120 days next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

20. Removal of Tenant's Property. Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

21. Remedies Upon Tenant's Default. If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter, possess and enjoy the said premises. The Landlord may then re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

22. Termination on Default. If any of the contingencies set forth in the preceding clause occur, or should the Tenant be adjudicated as bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant, five (5) days' notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this Lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damage.

23. Non-Liability of Landlord. The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of, or failure beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

24. Non-Waiver by Landlord. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative. The failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

25. Non-Performance by Landlord. This Lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

26. Validity of Lease. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

27. **Notices.** All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

28. **Title and Quiet Enjoyment.** The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

29. **Entire Contract.** This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

~~30. **Tax Increase.** If in any calendar year during the term and of any renewal or extension of the term hereof, the annual municipal taxes assessed against the land and improvements leased hereunder or of which the premises herein leased are a part, shall be greater than the municipal taxes assessed against the said lands and improvements for the calendar year , which is hereby designated as the base year, then, in addition to the rent herein fixed, the Tenant agrees to pay a sum equal to of the amount by which said tax exceeds the annual tax for the base year, inclusive of any increase during any such calendar year. The said sum shall be considered as additional rent and shall be paid in as many equal installments as there are months remaining in the calendar year in which said taxes exceed the taxes for the base year, on the first day of each month in advance, during the remaining months of that year. If the term hereof shall commence after the first day of January or shall terminate prior to the last day of December in any year, then such additional rent resulting from a tax increase shall be proportionately adjusted for the fraction of the calendar year involved.~~

31. **Liens.** If any construction or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any lien claims that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this Lease, in addition to such as are permitted by law.

32. **Waiver of Subrogation Rights.** The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

33. **Security.** The Tenant has this day deposited with the Landlord the sum of $ see rider as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be released by the Tenant from all liability to return such security. This provision shall be applicable to every change in title and does not permit the Landlord to retain the security after termination of the Landlord's ownership. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

34. **Conformation with Laws and Regulations.** The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

35. **Number and Gender.** In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

In Witness Whereof, the parties have set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Witnessed or Attested by:

[signature] (Seal)
Vineyard Productions, LLC Landlord

R Pandey (Seal)
Tenant
XECHEM INTERNATIONAL, INC.
Dr. Ramesh C. Pandey, President

_______________ (Seal)
Tenant

RIDER ATTACHED TO LEASE DATED NOVEMBER 15, 2002 BY AND BETWEEN VINEYARD PRODUCTIONS LLC, AS LANDLORD AND XECHEM INTERNATIONAL, INC., AS TENANT FOR PREMISES KNOWN AS 100 JERSEY AVENUE, BUILDINGA, SUITES A340, A180 , A350 AND BUILDING B, SUITES B310, B301, B302 B304, NEW BRUNSWICK, NEW JERSEY 08901.

All terms and conditions of the Rider supersede any conflicting terms in the printed form lease. The terms Owner and Landlord are interchangeable in this lease.

40. There are no obligations hereunder on the part of the Landlord unless the lease is executed by Landlord and an original executed duplicate thereof delivered to Tenant.

SPECIAL CONDITIONS:

Payment on Signing: $26,000 security deposit, $51,658.92 representing settlement of past due rent per paragraph 59.

TERMS AND RENT

41. The Lease will be for five (5) years, commencing on July 1, 2002. Fixed rental to be as follows:

YEAR	ANNUAL RENT	PER MONTH
1	$160,827.96	$13,402.33
2	$167,261.08	$13,938.42
3	$173,951.52	$14,495.96
4	$180,909.58	$15,075.80
5	$188,145.97	$15,678.83

41.1 (a) Tenant covenants and agrees to pay to Landlord, in lawful money of the United States of America, an annual rental, in the amounts (hereinafter the "Annual Rent") and in the manner hereinafter provided, in equal monthly installments, on the first (1st) day of each calendar month during the term hereof, in each case without any set-off, counterclaim, abatement or deduction whatsoever except as provided elsewhere herein, at the office of the Landlord, or at such other place as Landlord may, from time to time, designate.

41.2 Tenant hereby covenants and agrees to pay the Rent and any additional charges excluding taxes and operating expenses (Additional Rent) as and when the same shall become due and payable, without demand thereof and without any set-off or deduction whatsoever except as expressly provided for herein, and to keep and perform, and to permit no violation of, each and every one of the covenants, agreements, terms, provisions and conditions herein contained on the part and on behalf of Tenant to be kept and performed.

41.3 Landlord reserves the right to require Tenant to pay as Additional Rent hereunder interest at the rate of one and one-half (1 ½) percent per month based upon the rate of eighteen (18%) percent per annum on all payments of rent which are made more than ten (10) days after the due date thereof; provided, however, that in no event shall the interest rate exceed the maximum permitted by law. In the event Tenant fails or refuses to pay rent and Landlord institutes suit for the collection of same or for possession of the Premises, Tenant agrees to reimburse Landlord, as Additional Rent, for all reasonable expenses incurred by Landlord in connection therewith, including, but not limited to, reasonable attorney's fees. In no event shall the reimbursement for expenses be less than fifteen (15%) percent of the delinquent rent.

41.4 Whenever in this Lease Tenant is required to pay Additional Rent or other charges to Landlord, Landlord shall have all remedies for the collection thereof that it may have for the non-payment of Fixed Rent hereunder.

41.5 If, by reason of any of the provision of this Lease, the obligation of Tenant to commence the payment of Rent shall be on any day other than the first day of a calendar month, the Rent for such calendar month shall be prorated based upon one thirtieth (1/30th) thereof per diem.

41.6 A charge of $50.00 will be assessed to tenant each time a check given for a payment of rent or other charges is dishonored by the bank. Such charge shall be considered as additional rent. The Landlord shall have the discretion not to redeposit any dishonored checks and require a certified replacement check.

FIXED RENT ADJUSTMENT

Sections 42.0 through 42.4 are omitted for purposes of this Lease:

SECURITY DEPOSIT

43.1 Tenant has deposited the Security Deposit described below with Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. In the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease (including, but not limited to, the payment of Rent), Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease (including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord).

43.2 To the extent that Landlord, during the term hereof, so uses, applies or retains all or any part of the Security Deposit, Tenant shall, on demand, promptly restore the Security Deposit to its original amount.

43.3 As the Fixed Rent is increased during the Term or any Renewal Term, the Security Deposit shall be increased at the same time so that it is the same multiple of monthly Fixed Rent in accordance with the provisions of this lease.

43.4 The Security Deposit (less any portions thereof used, applied or retained by Landlord in accordance with the provisions of this Article) shall be returned to Tenant approximately 30 days after the termination date (or after such other date when the term may expire or be terminated, without the fault of tenant, pursuant to the provisions of this Lease or pursuant to law) and after delivery of entire possession of the Premises to Landlord in accordance with the provisions of this Lease.

43.5 In the event of a sale or leasing of the Premises, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee. Landlord shall thereupon be released by Tenant from all liability for the return of Security Deposit, and Tenant agrees to look to the new Landlord solely for the return of Security Deposit. It is agreed that the provisions hereof shall apply to every such transfer or assignment made of the Security Deposit.

43.6 Tenant further covenants that it will not assign, encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors and assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

43.7 The Tenant shall pay upon the signing of this Lease one(1) months Rent for the first month of the term and two (2) months Rent of the Term $26,000.00_ as security, which shall be retained by the Landlord pursuant to this Article. Each year after the first year, the security deposit will increase to equal the number of months held times the then current rent due.

FINANCING REQUIREMENTS

44.1 Lender-Requested Modifications. If in connection with obtaining financing or refinancing for the Demised Premises any, banking, insurance or other institutional lender shall request modifications to this Lease as a condition to such financing or refinancing, Tenant shall not withhold, delay or defer its consent thereto.

44.2 Landlord's Remedies. If within fifteen (15) days after written notice from Landlord, Tenant fails or refuses to execute with Landlord the amendment(s) to this Lease accomplishing the modification(s) which are stated by Landlord to be necessary in connection with approval of this Lease for the purposes of such financing or refinancing, Landlord, at its sole option, shall have the right to either; (I) terminate this Lease, or (ii) execute any instrument for and on behalf of Tenant as its irrevocable attorney-in-fact solely to execute any instruments required to carry out the intent of this Article on behalf of Tenant.

ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

45.1 The Tenant shall not, by operation of law or otherwise:

(a) assign or otherwise transfer this Lease or the Term and estate hereby granted;
(b) sublet the premises or any part thereof or allow the same to be used or occupied by others;
© mortgage, pledge or encumber this Lease or the Premises or any part thereof in any manner by reason of any act or omission on the part of the Tenant; or
(d) advertise or authorize a broker to advertise for a subtenant or an assignee without, in each instance, obtaining the prior written consent of the Landlord.

45.2 For the purposes of this Lease, the transfer of any capital stock of any corporate entity or of a corporate subtenant or the transfer of the majority or any portion of the total interest in any partnership tenant or subtenant or the transfer of any interest or of control in any limited partnership tenant or subtenant, however accomplished (whether in a single transaction or in a series of related or unrelated transactions) shall be an assignment of this Lease or of such sublease as the case may be. Any transfer of any interests in the present Tenant in any manner whatsoever shall be deemed a transfer of control for purposes of this article. The Landlord may arbitrarily refuse to consent to any proposed assignment or sublease of the premises.

45.3 In the event of any assignment or sublease, whether approved by the Landlord or not, the Tenant and the proposed sublessee or assignee shall be immediately liable for the payment to the Landlord of a fee of $10,000.00, said fee may be collected by the Landlord forthwith as Additional Rent.

(I) If the Tenant intends to and has entered into a proposed sublease of the entire premises or an assignment of this Lease, such sublease or assignment shall be subject to the provisions of this Article and the Tenant shall send the Landlord a written notice advising the Landlord of Tenant's intention to finalize the sublease or assignment in accordance with the terms of that instrument.

(ii) The Landlord shall have a period of thirty (30) days after receipt of Tenant's notice of intention to elect to terminate this Lease and the unexpired term thereof, or to advise Tenant that Landlord consents or refuses to consent to such proposed sublease or assignment. Landlord will not unreasonably withhold consent to a proposed sublease.

(iii) In the event Landlord elects to recapture the premises, the Tenant shall vacate an surrender possession of the premises by a date not later than the date set forth in Tenant's notice of intention for the date upon which the proposed sublease or assignment was intended to become effective which date shall not be prior to forty (40) nor later than one hundred twenty (120) days after Tenant's notice of intention shall have been given.

(iv) Upon Tenant's vacating and surrendering the premises, the unexpired term hereof shall terminate as if said date were the termination date of this Lease.

(v) Landlord shall have the right to negotiate directly with any proposed subtenant or assignee, whether the identification thereof shall have been disclosed to Landlord by Tenant or others and Landlord shall have the right to enter into a direct Lease with any proposed subtenant, its parent, affiliate, or subsidiary, either with respect to the sublet area or any other premises or space which Landlord has available for such term and upon such conditions and rentals as Landlord elects with no liability whatsoever to the Tenant.

(vi) Tenant shall reimburse Landlord for reasonable attorney's fee incurred by Landlord in connection with the review of any requested consent for subletting or assignment or for the preparation or review of any documents or instruments pertaining to the same.

(vii) If the Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay the Landlord as Additional Rent as and when paid to Tenant by the assignee or subtenant an amount equal to all sums and other consideration paid to Tenant by the assignee or subtenant for or by reason of such assignment or sublease, including but not limited to the sum described in paragraph 45.3 and sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property less, in the case of a sale thereof, the net unamortized unappreciated costs thereof determined on the basis of Tenant's federal income tax returns.

USE

46.1 (a) The Premises shall be used and occupied only for the Permitted Use described in the Preamble, which is commercial use only, and for no other use or purpose without Landlord's written consent.

46.2 (b) Tenant shall not use or permit the use of the Premises or any part thereof in any way which would violate any certificate of occupancy for the Building or Premises, or any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner and Tenant shall not suffer or permit the Premises or any part thereof to be used in any manner or anything to be done therein, or suffer or permit anything to be brought into or kept in the Premises which, in the reasonable judgment of Landlord, shall in any way impair the character, reputation or appearance of the Premises.

46.3 © Tenant shall not impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Premises; impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building.

46.4 the Tenant shall not use in any way, or permit or suffer the use of the Leased Premises or any part thereof, to either directly or indirectly prepare, produce, generate, any Hazardous Substance as defined herein.

TENANTS COVENANTS

47.1 Tenant covenants and agrees that:

(I) Tenant will faithfully observe and comply with the Rules and Regulations and such additional reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which, in the reasonable judgment of Landlord, shall be necessary or desirable for the reputation, safety, care of appearance of the Premises, or the preservation of good order therein, or the operation, maintenance, insurance or safekeeping of the Premises or the equipment thereof.

(ii) to permit Landlord and any mortgagee of the Premises or of the interest of Landlord therein and their representative, to enter the Premises at all reasonable hours upon reasonable notice during business hours, for the purposes of inspection, or of making repairs, replacements or improvements in or to the Premises.

(iii) to make no claim against Landlord for any injury or damage to Tenant or to any other person for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of Tenant or of any other person, unless caused by the gross negligence or intentional acts of Landlord, its employees, agents, servants, invitee or representatives or breach of lease by Landlord.

(iv) not to violate, or permit the violation of, any reasonable conditions imposed by Landlord's insurance carriers, and not do anything or permit anything to be done, or keep anything or permit anything to be kept, in the Premises, which would increase the insurance rates on the Premises or the property therein, or which would result in insurance companies of good standing refusing to insure the Premises or any such property in amounts and against risks as reasonably determined by Landlord.

(v) to permit Landlord, during business hours, within the six (6) month period next preceding the termination date of the Lease with respect to all or any part of the Premises, to show the same to prospective new tenants. Landlord cannot show the Premises without prior notice to the Tenant, and Landlord cannot show the premises during the course of Tenant's routine business hours without the consent of Tenant.

(vi) to quit and surrender the Premises at the termination of this Lease broom clean and in as good condition as ordinary wear and reasonable use will permit, except for damages caused by fire or other casualty. Tenant's obligations to observe and perform this covenant shall survive the termination of this Lease.

(vii) at any time and from time to time upon not less than ten (10) days prior notice by Landlord to Tenant, execute, acknowledge, and deliver to Landlord, or to anyone Landlord shall designate, Tenant's Estoppel Statement (or if Tenant is a corporation, an appropriate office of Tenant) certifying, if the same is true, that this lease is unmodified and in full force and effect.

(viii) Except with respect to the intentional acts or gross negligence of or breach of lease by Landlord, its employees, agents, servants, invitee or representatives, (1) indemnify, defend and hold harmless Landlord against and from any and all claims by or on behalf of any person or persons, firms or firms, corporations, arising from the conduct or management of or from any work or thing whatsoever done by or on behalf of Tenant in or about the Premises by Tenant; (2) indemnify, defend and hold Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred with respect to any such claim or action or proceeding brought thereon; and (3) in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord.

(ix) Not place this Lease on record without the prior written consent of Landlord.

INSURANCE

48.1 Prior to the commencement of the Term and during the term hereof, Tenant shall deliver to Landlord certificates evidencing that public liability and property damage insurance are being maintained with respect to the Premises, and that Landlord, Tenant and Landlord's mortgagee and/or any ground lessor, if required, are named as additional insured, for a minimum of One Million ($1,000,000) Dollars, per occurrence, (see paragraph 11 of the Form Lease for actual limits) combined single limit for coverage purposes only, with no obligation on the part of Landlord, landlord's mortgagee and/or ground lessor to pay premiums. Landlord shall have the right to required periodic increases of such coverage.

48.2 Such insurance shall be provided by major and reputable insurance companies with provision for at least thirty (30) days prior written notice to Landlord of cancellation and a waiver of Subrogation clause or endorsement.

48.3 At lease thirty (30) days before the expiration of any policy, Tenant shall supply Landlord with a substitute certificate therefor and with reasonable evidence of payment of the premiums thereof.

48.4 If such premiums shall not be so paid and/or the certificate thereof shall not be so delivered, then Landlord may procure and/or pay for the same and the amounts so paid by Landlord shall be added to the installment of Rent becoming due on the first of the next succeeding month and shall be collected by Landlord as Additional Rent hereunder.

48.5 In the event of an increase in the fire insurance premium on the building incurred by the Landlord due to tenant's occupancy, use or change of business, the Tenant, upon receiving notice of such increase of premium, shall on the first of the following month pay such increased amount of premium as Additional Rent. In the event that Landlord's insurance carrier or any

City, State or Federal regulatory agency shall require the installation of any special equipment deemed necessary due to the Tenant's use or occupancy, said equipment will be furnished and installed by the Tenant at Tenant's expense. It is understood and agreed that if the Tenant shall fail to install the equipment aforementioned, within the time specified by the agency, after notice and no less than ten (10) business days to cure the failure, this lease shall at Landlord's option be null and void, or that then the Landlord may on five (5) days prior notice to the Tenant install such equipment and the same shall be paid by the Tenant to the Landlord as additional rent upon demand.

48.6 If the Landlord's insurance company requires sprinklers the Tenant shall have the option to install them or insure the building for property damage with the same coverage as the Landlord has naming the Landlord as the insured.

48.7 If the Landlord's insurance company requires modifications to the sprinkler system,, Tenant shall be required to make the requested modifications within a reasonable period of time after the request. Otherwise Landlord may perform modifications and bill Tenant for said work.

LANDLORD'S RIGHTS

Without abatement, or diminution in rent, Landlord reserves and shall have the following additional rights:

49.1 To change the street address and/or the name of the Premises and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Premises without liability to Tenant, provided that Tenant's use and enjoyment of the Premises are not adversely affected thereby and that the usable area of the Premises is not decreased.

49.2 To approve in writing all signs and all sources furnishing sign painting and lettering, drinking water, towels and toilet supplies used in the Premises and to approve all sources furnishing cleaning services, painting, repairing and maintenance, which approvals shall not be unreasonably withheld or delayed.

49.3 To enter the Premises at all reasonable times and upon reasonable notice.

REPAIRS

50.1 The Tenant is responsible for all repairs except structural repairs unless the damage is caused by Tenant. Structural repairs include only the roof and load bearing walls.

50.2 Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for any and all damages to the demised premises which are caused by Tenant or its agents or invitees. The Tenant shall, at its own cost and expense and in a manner satisfactory to the Landlord, repair and/or replace the damaged portions of the demised premises within a reasonable time. Such work will be performed with good quality materials in a good and

workmanlike manner subject to Landlord's prior written approval. Landlord may elect to make those repairs which are Tenant's responsibility under this section should Tenant fail to do so within three (3) days of receipt of written notice from Landlord. In such event Tenant shall remit to Landlord the cost of such repairs as invoices are rendered to Tenant by Landlord as additional rent. Should Landlord make said repairs the method and manner of same shall be in the absolute discretion of Landlord; further Landlord or its designees shall have access to the demised premises to make such repairs and Tenant shall make no claim of interference or eviction by reason thereof.

50.3 Tenant is responsible for cleaning and repairs to both mens and ladies bathrooms and the third floor of Buildings A and B.

DEMOLITION

51.1 In the event the Landlord or any subsequent owner of the Premises intends to demolish or substantially reconstruct the Premises, Landlord shall give the Tenant notice by certified mail, return receipt requested, and Tenant shall vacate the premises within six (6) months after date of mailing of such notice, and thereupon the subject lease shall terminate with no liability to either party.

ENVIRONMENTAL LAW COMPLIANCE

52.1 Tenant shall not use, nor permit any other party or entity to use, the Leased property for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing or otherwise releasing "hazardous substances or hazardous materials", as hereinafter defined, either on, in, from or about the Premises, which (I) creates or causes a contamination, either on the Premises or elsewhere, required by any governmental authority to be remediated under any applicable Environmental law (as defined below), (ii) creates any form of liability, however direct or indirect, due to such contamination, or (iii) is in contravention of any Environmental Law.

52.2 "Hazardous Substances or hazardous materials" as used in this Rider shall included "hazardous wastes". For these purposes, " Hazardous Substances" and "Hazardous Materials" shall include, without limitation, any flammable explosives, radio active materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et. seq), the Resource Conservation and Recovery Acts, as amended (49 U.S.C. 1801, et. seq.), the Resource Conservation and Recovery Act), as amended (42 U.S.C. Sections 9601, et. seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Clean Air Act 42 U.S.C. 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. 2601 et seq.) and the Occupational Safety and Health Acts (29 U.S.C. 651 et seq.) as these laws have been amended or supplemented, and in the regulation adopted and

publications promulgated pursuant thereto. These obligations and liabilities of the Tenant shall survive the Lease.

52.3 The Tenant shall protect, indemnify and save harmless the Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of actions, costs and expenses (including without limitation reasonably attorney's fees and expenses), imposed upon or incurred by or asserted against the Landlord by reason of (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials on, from or affecting the Premises or any other property; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; © any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Lease which are based upon or in any related to such Hazardous Materials including, without limitation, attorney or consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

52.4 Tenant shall, in the event of any discharge, spill, injection, escape, emission, disposal, leak or other release of hazardous substances on, in, from or about the Leased Property, which is not authorized by a permit or other approval issued by the appropriated governmental agencies, promptly notify the Environmental Protection Agency National Response Center and shall take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak or other release in accordance with the provisions of all applicable Environmental Laws, and shall receive a certification from the appropriate State Department of Environmental Protection or Federal Environmental Protection agency that said leased property has been cleaned up to the satisfaction of those agencies.

52.5 Tenant shall and does hereby grant Landlord and Landlord's agents, employees, contractors and designers an irrevocable license (coupled with an interest) to enter the Leased Property from time to time to evaluate and monitor the Leased Property for compliance with all Environmental Laws as well as the terms of the Lease, and to perform appropriate tests and take required samples.

NOTICES

53.1 All notices or the like hereunder shall be in writing and either personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, addressed, if the party for whom intended as Owner, to Owner at Owner's address first hereinabove set forth and if such party is Tenant, to Tenant at Tenant's address first herinabove set forth. Unless otherwise expressly provided to the contrary, all notices and the like shall be effective when mailed. The respective attorneys for each party shall have the right, but not the obligation, to give any notice on behalf of their respective clients. For the Landlord any notice so given by such attorney shall be deemed to have been given by such attorney's client.

ALTERATIONS

The premises is leased in "As Is" condition but:

54.1 The Tenant shall not make any structural alterations to the premises without the written consent of the Landlord. All plans and drawings relating to said alterations must be approved by the Landlord in writing prior to any alterations being made.

54.2 Tenant shall reimburse Landlord for reasonable professional fees incurred by Landlord up to $500.00 in connection with the review of any requested consent for alterations or for the preparation or review of any documents or instruments pertaining to the same.

54.3 Tenant shall make any alteration at its own cost and expense pursuant to the rules and regulations of any governmental authority having jurisdiction thereof, providing it obtains all the necessary permits, licenses, etc. for same, providing doing so does not violate any federal, state or local law, rule, ordinance or regulations and providing said alteration does not present a hazardous condition. Copies of all permits, licenses, etc., are to be submitted to the Landlord upon receipt of same.

54.4 In the event Tenant makes any alterations to the premises without appropriate approval, Tenant shall be in default of this lease. Tenant shall cure this default within ten (10) days notice thereof. If Tenant fails to cure within the prescribed time, Landlord has the option to cure the default at Tenant's own cost and expense which shall be charged to the Tenant as additional rent.

RULES AND REGULATIONS

55.1 The following rules and regulations or any further rules and regulations are for the exclusive benefit of and enforceable only by Landlord herein. They shall not inure to the benefit of any Tenant as against any other Tenant; nor does Landlord warrant to enforce them against any other Tenant. However, Landlord shall enforce the rules and regulations uniformly as to all tenants in the Complex.

55.2 The public and common sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the premises.

55.3 No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Leased Premises or the Building without prior written consent of the Landlord. In the event of the violation of the foregoing, by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule.

55.4 (a) No acids, vapors or other materials shall be discharged or permitted to be

discharged into the waste lines, vents or flues of the Building which may damage them.

(b) The water and wash closets and other plumbing fixtures in or serving any Tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed; and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

© No Tenant shall throw anything out of the doors, windows or sky lights or down the passageways.

(d) All damages resulting from any violation of this rule shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

55.5 Tenant shall not use or permit the Leased Property to be used for any unlawful or illegal business or purpose or for lodging.

55.6 There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

55.7 (a) Except for the exclusive use of its employees and business invitee, Tenant shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages.

(b) In no event shall Tenant cause or permit any odors of cooking or other processes or unusual or objectionable odors to emanate from the Leased Property, or permit the delivery of any food or beverage to the Leased Property, except by such persons delivering the same as shall be approved by Landlord.

© Tenant shall not place or permit to be placed any vending machine in the Leased Property without the prior written consent of Landlord in each instance.

55.8 (a) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof.

(b) Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of store, offices and toilet rooms, either furnished to, or otherwise procured by such Tenant; and, in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

© Tenant may, if it so desires, install a security system for the Leased Property provided that Landlord's access to the premises is not adversely affected.

55.9 (a) All removals, or the carrying in or out of any safes, freight, furniture or bulky

matter of any description must take place during the hours which the Landlord or its agents may reasonably designate from time to time, and may only be done on 24 hours prior notice to Landlord.

(b) The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

55.10(a) No Tenant shall mark, paint, drill into, or in any way deface any exterior part of the Leased Property or the Building of which they form a part. No boring, cutting or stringing wires shall be permitted, except with the prior written consent of the Landlord, as the Landlord may direct.

55.11(a) Nothing shall be done or permitted in any Tenant's premises, and nothing shall be brought into or kept in any Tenant's premises, which would impair or interfere with any of the Building or the Leased Premises, or the use or enjoyment by any other Tenant of any other premises; nor shall there be installed by any Tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference.

(b) No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any Tenant or with the permission of any Tenant, other than as may be used as an incident to normal office use in connection with photocopying equipment.

55.12(a) No animals shall be kept in or about the Leased Premises.

55.13 Each tenant of Landlord's Building D shall pay $50.00 per month as Additonal Rent during the term of this Lease for Common Services provided to tenants of Building D. Common Services are defined as mail distribution to a central location in lobby, use of a shared conference room, use of a shared lunch room, and guest reception.

PORNOGRAPHIC USES PROHIBITED

56. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor". Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as

any written or pictorial matter with prurient appeal or any objects or instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is under State and Federal Law.

BUSINESS CONDUCT

57. Tenant, recognizing that the Building and the building project have been developed and are being maintained as a location for an outstanding type of business occupancy, and as a special inducement to Landlord to enter into this Lease, covenants and agrees that at all times (I) Tenant's use of the premises throughout said term will be consistent with the character and dignity of the Building, and the building project (ii) the business to be conducted at, through and from the premises will be first-class quality and reputable in every respect, (iii) the sales methods employed in said business, as well as all other elements of merchandising, display and advertising, will be dignified and in conformity with the highest standards of practice in Tenant's industry, and (iv) the appearance of the premises (including the lighting and other appurtenances thereto), the appearance and department of all personnel employed therein, and the appearance, number, location, nature and subject matter of all displays and exhibits placed or announcements, or any other kinds of forms of inscriptions displayed in or about the premises will be only such as meet with Landlord in a written notice given by it to Tenant for such purposes.

Tenant will, promptly after demand by Landlord, and as often as each such demand shall occur, forthwith discontinue selling, or offering for sale, or permitting to be thereof , any article or merchandise to which landlord may object. Tenant will, promptly after demand by Landlord, and as often as each such demand shall occur, forthwith discontinue any advertisement, sign, notice, object, poster, exhibit and/or display in the premises, or any part thereof, to which Landlord may object.

57.2. Nothing contained in this Article or elsewhere in this Lease shall be construed to permit any use of the demised premises that is not within the permitted uses of the demised premises as they are specifically set forth in this lease.

57.3. The violation by Tenant of any of the covenants, agreements, terms, provisions and conditions contained in this Article shall be deemed a material and substantial default by Tenant under the terms of this lease. Mention in this Article of any particular remedy shall not preclude Landlord from any other remedy in law or in equity. Any demand or demands by Landlord pursuant to the provisions of this Article and compliance therewith by Tenant shall not impair this Lease or affect Tenant's liability hereunder, nor shall Tenant be entitled to any compensation or diminution or abatement of rent by reason thereof.

57.4. The parties understand and agree that the foregoing prohibitions and requirements are not intended to be limited to matters deemed "pornographic" within the meaning of the above paragraph on "Pornographic Uses Prohibited", or applicable law, but rather are intended to

preserve the character and dignity of the Building.

UTILITIES-Additional Rent

58.1 Tenant is responsible for payment of the cost of gas and electric to the leased premises. Gas and electric utilities are direct metered with the local utility. Tenant will establish accounts in its own name with the local utility, PSE&G Inc. Tenant will pay all bills as and when due.

58.2 In the event the gas and electric are not direct metered, but rather sub-metered, Landlord agrees to pay the bill on Tenant's behalf. Landlord will bill Tenant for the cost of the utilities. The Tenant shall reimburse Landlord within five (5) days of presentation of the bill to the Tenant of the respective utility bill as Additional Rent.

58.3 In the event the leased premises is not direct metered or sub-metered, Landlord will conduct a survey of the estimated consumption of gas and electric by Tenant on an annual basis. Landlord will invoice Tenant for estimated cost of said utilities in equal monthly installments. In the event Tenant's usage changes during the year, Landlord may re-survey the premises and adjust the monthly billing of said utilities. Tenant will immediately pay Landlord for cost of estimated utility consumption as Additional Rent, payment to be made simultaneously with the payment of the Rent on a monthly basis .

PAST DUE RENT

59.1 Tenant acknowledges that it is past due in rental payments totaling $83,713.53. This amount can be broken down as follows: base rent - $50,636.30, operating expense - $10,500.67, flood damage - $2,972.17, and electric reimbursement - $19,604.30.

59.2 Landlord has agreed to accept a reduced payment from Tenant to satisfy the past due rent. Landlord has agreed to accept and Tenant has agreed to pay 100% of electric reimbursement and 50% of all other charges. The reduced satisfaction amount is $51,658.92. Said amount is due upon signing this lease.

59.3 The amount to be waived, $32,054.61, shall be waived provided Tenant pays all rent and additional rent on a timely basis for one year from the date of this Lease. If Tenant defaults under the Lease said amount shall become immediately due and payable.

OPTION TO EXTEND LEASE

60.1 Provided Tenant is not in default of any terms or conditions upon expiration of the initial Lease term, Tenant shall have the right, upon one hundred eighty (180) days prior written notice to Landlord to extend the term of this Lease for an additional five (5) year period

upon the same terms and conditions. Annual rent during the option period shall be increase by four (4.00%) per annum. Rent is payable monthly as previously stated.

CERTIFICATES OF OCCUPANCY

60.1 Tenant is to provide copies of current Certificates of Occupancy ("CO's")as issued by the City of New Brunswick ("NB"). If all applicable CO's have not been issued for designated premises by NB, Tenant will be responsible for all filings and compliance with local building codes to obtain such CO's. All requirements to obtain CO's are at the Tenant's sole cost and expense. Failure to provide all CO's with in 180 days of the date of this Lease shall constitute a default by Tenant.

ROOF REPAIRS

Provided weather conditions permit, Landlord will make repairs to roofs of Buildings A & B to prevent water and other matter seeping into hallways and Tenant's premises. However Landlord will not be obligated to repair any roof or related item should the repair be due to Tenant's installation of venting, heating, air conditioning or communications equipment. Any repairs related to said installations shall be the responsibility of Tenant.

VINEYARD PRODUCTIONS LLC

BY______________________

LANDLORD

XECHEM INTERNATIONAL, INC.

BY______________________

DR. RAMESH C. PANDEY, PRESIDENT